UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
Date of Report (Date of earliest event reported): April 16, 2009
INCOME OPPORTUNITY REALTY INVESTORS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-14784	75-2615944

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1800 Valley View Lane, Suite 300 Dallas, Texas	75234

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 469-522-4200
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     (a) Effective at the close of business on April 16, 2009, David E. Allard resigned as a Director of and Chairman of the Audit Committee of the Board of Directors of Income Opportunity Realty Investors, Inc. (the “Company” or the “Issuer” or the “Registrant”). Mr. Allard had been a Director of the Company since February 20, 2004. Mr. Allard, age 50, is employed by Wescott, LLC, a Dallas, Texas based investment holding company. At the time of his resignation as a Director, Mr. Allard had no disagreement with the Registrant on any matter relating to the Registrant’s operations, policies or practices.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly-caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly-authorized.

Dated: April 17, 2009	INCOME OPPORTUNITY REALTY INVESTORS, INC.
	By:	/s/ Gene S. Bertcher
Gene S. Bertcher,
Executive Vice President and Chief Accounting Officer

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